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1 Cautionary statements This presentation contains forward-looking statements that are subject to known and unknown risks and uncertainties, many of which are beyond our control. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements appearing throughout this presentation include, without limitation, statements regarding our intentions, beliefs, assumptions or current expectations concerning, among other things, financial position; results of operations; cash flows; prospects; growth strategies or expectations; customer retention; the outcome (by judgment or settlement) and costs of legal, administrative or regulatory proceedings, investigations or inspections, including, without limitation, collective, representative or class action litigation; and the impact of prevailing economic conditions. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” and other comparable terms. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and cash flows, and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Report on Form 10-K for the fiscal year ended September 30, 2016, filed with the U.S. Securities and Exchange Commission on November 29, 2016 (File No. 001-37793), could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Because of these risks, we caution that you should not place undue reliance on any of our forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Further, any forward-looking statement speaks only as of the date on which it is made. We undertake no obligation to revise the forward-looking statements in this presentation after the date of this presentation. Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys, forecasts and publications and other publicly available information prepared by a number of third party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations which we believe to be reasonable, and you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. We present Adjusted net sales, Adjusted EBITDA. Adjusted EBITDA margin, Adjusted net income, Adjusted earnings per share, Net debt (total debt less cash and cash equivalents), and Leverage ratio (net debt or total debt less cash and cash equivalents over fiscal year Adjusted EBITDA) to help us describe our operating and financial performance. Adjusted net sales, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net income, Adjusted earnings per share, and Leverage ratio are non-GAAP financial measures commonly used in our industry and have certain limitations and should not be construed as alternatives to net income, net sales and other income data measures (as determined in accordance with generally accepted accounting principles in the United States, or GAAP), or as better indicators of operating performance. Adjusted net sales, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net income, Adjusted earnings per share, Net debt (total debt less cash and cash equivalents), and Leverage ratio (net debt or total debt less cash and cash equivalents over fiscal year Adjusted EBITDA), as defined by us may not be comparable to similar non-GAAP measures presented by other issuers. Our presentation of such measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. See the appendix to this presentation for a reconciliation of Adjusted net sales to net sales, Adjusted EBITDA to net income, Adjusted net income to net income, Adjusted earnings per share to earnings per share, and net debt over Adjusted EBITDA on a trailing twelve month basis. We have a 52- or 53-week fiscal year that ends on the last day in September starting fiscal 2016. Prior to fiscal 2016, the fiscal year ended on the last Friday in September. Fiscal year 2016 was a 53-week fiscal year which ended on September 30, 2016. Fiscal years 2015 and 2014 were 52-week fiscal years which ended on September 25, 2015 and September 26, 2014, respectively. Our next fiscal year will end on September 30, 2017 and will be a 52-week year. Our fiscal quarters end on the last Friday in December, March and June.

2 Atkore at a Glance Leading market positions, superior customer value propositions, and a compelling branded portfolio A strong platform for growth across attractive end-markets and through innovative products and M&A A foundational business system and team built to outperform the market

3 Key Takeaways • Our strategy is working and we are improving shareholder value by expanding margins, delivering cash flow, and driving growth • We are growing Adjusted EBITDA dollars and margins despite significant input volatility and tepid market growth • Our product availability, quality, and delivery continue to amplify the impact of our commercial excellence and strategic pricing initiatives • The Atkore team is built to outperform the market with substantial long-term margin upside

4 2016 Financial Highlights Year ended September 30 (1) See non-GAAP reconciliation in appendix ($’s in millions) 2016 2015 Y/Y Change Net Sales $1,523.4 $1,729.2 (11.9%) Adjusted Net Sales(1) $1,515.6 $1,550.6 (2.3%) Net Income $58.8 ($5.0) $63.8 Adjusted EBITDA(1) $235.0 $163.9 43.3% Net Income Margin 3.9% (0.3%) +420 bps Adjusted EBITDA Margin(1) 15.5% 10.6% +490 bps Cash Flow from Operating Activities $156.6 $141.1 +11.0% Net Debt / Adjusted EBITDA (see page 8) 1.8x 3.5x (1.7x) • Volume flat including 53rd week • Non-residential and industrial markets soft; Significant steel and copper pricing swings causing headwind to full-year average selling prices • Net Sales down 11.9%; Adjusted Net Sales, which exclude the impact of Fence and Sprinkler divestiture, down 2.3% • Net Income increased $64 million to $59 million; Adjusted EBITDA increased 43%; Driven by productivity savings and strategic pricing programs • Net Income margin increased to 3.9%; Adjusted EBITDA margin +490 bps; Electrical Raceway +710 bps and MP&S +210 bps Strong Adjusted EBITDA dollar and margin growth with volatile inputs

5 Financial Highlights – Q4 2016 Three months ended September 30 ($’s in millions) Q4 2016 Q4 2015 Y/Y Change Net Sales $416.2 $437.8 (4.9%) Adjusted Net Sales(1) $416.2 $396.4 5.0% Net Income $15.6 ($27.1) $42.6 Adjusted EBITDA(1) $61.4 $54.0 13.6% Net Income Margin 3.7% (6.2%) +990 bps Adjusted EBITDA Margin(1) 14.7% 13.6% +110 bps Net Income per Share $0.24 ($0.43) $0.67 Adjusted Net Income per Share(1) $0.35 ($0.19) $0.54 • Volume flat including 53rd week • Net Sales declined by 4.9%; Adjusted Net sales, which exclude the impact of Fence and Sprinkler divestiture, increased 5%, driven by higher average selling prices vs. prior year • Net Income increased $43 million to $16 million; Adjusted EBITDA increased 14% • Net Income margin increased to 3.7%; Adjusted EBITDA margin +110 bps • Net Income per Share up $0.67; Adjusted Net Income per Share up $0.54 Continued Growth Against Tougher YOY Comparisons (1) See non-GAAP reconciliation in appendix

6 Electrical Raceway Segment Highlights Three months ended September 30 • Volume up ~1%; soft Q4 activity offsetting most of 53rd week impact • Net sales of $273 million, up 7.4%, driven by higher average selling prices & volume • Product availability, delivery and ability to ship multiple products from a single order, driving strategic pricing and margin expansion • Adjusted EBITDA of $46 million, up 38.2%; Adjusted EBITDA margin of 16.7%, up 380 basis points Steel Conduit PVC Conduit Armored Cable Flexible and Liquidtight Conduit Cable Tray, Cable Ladder & Fittings ($’s in millions) Q4 2016 Q4 2015 Y/Y Change Net Sales $273.4 $254.6 7.4% Adjusted EBITDA $45.5 $32.9 38.2% Adjusted EBITDA Margin 16.7% 12.9% +380bps Portfolio Strength and Customer Value

Mechanical Products & Solutions Segment Highlights
Three months ended September 30

Sluggish General Industrial Markets and year-over-year Headwinds

- Volume down ~1%; weak industrial markets and lapping strong comps more than offsetting 53rd week
- Net sales down 21.9%, Adjusted net sales, which exclude the impact of Fence and Sprinkler divestiture, up 0.8%, driven by higher average selling prices offsetting volume decline
- Declines in Adjusted EBITDA and Adjusted EBITDA margin driven by year-over-year end market and product mix shift
- Q4 Adjusted EBITDA margins were about flat with FY2016 levels

($'s in millions)	Q4 2016	Q4 2015	Y/Y Change
Net Sales	$143.3	$183.6	(21.9%)
Adjusted Net Sales[(1)]	$143.3	$142.1	0.8%
Adjusted EBITDA[(1)]	$23.8	$26.7	(10.7%)
Adjusted EBITDA Margin[(1)]	16.6%	18.8%	(220bps)


Construction Design & Services


Metal Framing & Related Fittings


In-Line Galvanized Mechanical Tube

(1) See non-GAAP reconciliation in appendix

atkore INTERNATIONAL
7

8 Key Balance Sheet and Cash Flow Metrics ($mm) 9/30/2016 Cash and cash equivalents $200.3 Total Debt $630.3 CapEx $16.8 Net cash from operating activities $156.6 Adjusted EBITDA $235.0 Adjusted EBITDA less Capital Expenditures $218.2 Leverage Ratio Total debt / Adjusted EBITDA 2.7x Net debt / Adjusted EBITDA 1.8x Interest Coverage 5.6 Metrics Net debt / Adjusted EBITDA(1) 1. Leverage ratio is defined as net debt (total debt less cash and cash equivalents) divided by the fiscal year Adjusted EBITDA. Total debt was $692.9, $652.2mm, and $630.3mm, as of September 26, 2014, September 25, 2015, and September 30, 2016, respectively. Cash and cash equivalents were $33.4, $80.6mm, and $200.3mm as of September 26, 2014, September 25, 2015, and September 30, 2016, respectively. 5.2x 3.5x 1.8x FY 2014 FY 2015 FY 2016 Strong Cash Flow and Leverage Ratio Support M&A Strategy

9 Electrical Raceway Mechanical Products & Solutions Q4 2016 Projected 2017 Non – Residential Construction Industrial Residential Construction What we see in the market Low to Mid Single Digit Sluggish Recovery Key Market Influences by Segment Market Growth Low to Mid Single Digit

10 2017 Financial Outlook Electrical Raceway Segment • Volume +1% to +5% net of loss of 53rd week • Adjusted EBITDA $175 million to $190 million Mechanical Products & Solutions Segment • Volume -2% to +2% net of loss of 53rd week • Adjusted EBITDA $85 million to $90 million Consolidated Atkore • Adjusted EBITDA $235 million to $250 million* (1st half ~flat YOY) • Adjusted Earnings Per Share $1.40 to $1.55 per share • Capital expenditures – $32 million • Interest Expense – $39 million • Tax Rate – 36% * Reconciliation of the forward-looking full-year 2017 Adjusted EBITDA outlook is not being provided as the Company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation.

11 Key Takeaways • Our strategy is working and we are improving shareholder value by expanding margins, delivering cash flow, and driving growth • We are growing Adjusted EBITDA dollars and margins despite significant input volatility and tepid market growth • Our product availability, quality, and delivery continue to amplify the impact of our commercial excellence and strategic pricing initiatives • The Atkore team is built to outperform the market with substantial long-term margin upside

Appendix

13 Adjusted net sales reconciliation A B C D E F G H Consolidated Atkore International Group Inc. Three Months Ended Fiscal year ended ($ in thousands) September 30, 2016 September 25, 2015 Change % Change September 30, 2016 September 25, 2015 Change % Change Net sales $ 416,239 $ 437,814 $ (21,575) (4.9)% $ 1,523,384 $ 1,729,168 $ (205,784) (11.9)% Impact of Fence and Sprinkler exit — (41,433) 41,433 * (7,816) (178,593) 170,777 (95.6)% Adjusted net sales $ 416,239 $ 396,381 $ 19,858 5.0% $ 1,515,568 $ 1,550,575 $ (35,007) (2.3)% Adjusted EBITDA $ 61,364 $ 53,999 $ 7,365 13.6% $ 235,002 $ 163,950 $ 71,052 43.3 % Adjusted EBITDA Margin 14.7% 13.6% 15.5% 10.6% * Not meaningful

14 Segment Information A B C D E F G H Fiscal year ended September 30, 2016 September 25, 2015 (in thousands) Net sales Impact of Fence and Sprinkler exit Adjusted net sales Adjusted EBITDA Adjusted EBITDA Margin Net sales Impact of Fence and Sprinkler exit Adjusted net sales Adjusted EBITDA Adjusted EBITDA Margin Electrical Raceway $ 988,125 $ — $ 988,125 $ 174,588 17.7% $ 1,005,579 $ — $ 1,005,579 $ 106,717 10.6 % Mechanical Products & Solutions 537,132 (7,816) 529,316 $ 88,551 16.7% 724,762 (178,593) 546,169 $ 79,553 14.6 % Eliminations (1,873) — (1,873) (1,173) — (1,173) Consolidated operations $ 1,523,384 $ (7,816) $ 1,515,568 $ 1,729,168 $ (178,593) $ 1,550,575 Three Months Ended September 30, 2016 September 25, 2015 (in thousands) Net sales Impact of Fence and Sprinkler exit Adjusted net sales Adjusted EBITDA Adjusted EBITDA Margin Net sales Impact of Fence and Sprinkler exit Adjusted net sales Adjusted EBITDA Adjusted EBITDA Margin Electrical Raceway $ 273,401 $ — $ 273,401 $ 45,532 16.7% $ 254,596 $ — $ 254,596 $ 32,937 12.9 % Mechanical Products & Solutions 143,303 — 143,303 $ 23,827 16.6% 183,551 (41,433) 142,118 $ 26,696 18.8 % Eliminations (465) — (465) (333) — (333) Consolidated operations $ 416,239 $ — $ 416,239 $ 437,814 $ (41,433) $ 396,381

15 Adjusted earnings per share reconciliation A B C D E F G H Consolidated Atkore International Group Inc. Three Months Ended Fiscal Year Ended (in thousands, except per share data) September 30, 2016 September 25, 2015 September 30, 2016 September 25, 2015 Net income $ 15,572 $ (27,051) $ 58,796 $ (4,955) Stock-based compensation 4,230 11,061 21,127 13,523 Consulting fee — 875 15,425 3,500 Other (a) 6,947 9,975 1,103 14,305 Impact of Fence and Sprinkler exit — 2,236 811 (2,885) Pre-tax adjustments to net income 11,177 24,147 38,466 28,443 Tax effect @ 38% (4,247) (9,176) (14,617) (10,808) Adjusted net income $ 22,502 $ (12,080) $ 82,645 $ 12,680 Weighted-Average Common Shares Outstanding Basic 62,492 62,498 62,486 62,527 Diluted 64,269 62,498 62,820 62,527 Net income (loss) per share Basic $ 0.25 $ (0.43) $ 0.94 $ (0.08) Diluted $ 0.24 $ (0.43) $ 0.94 $ (0.08) Adjusted Net income (loss) per share Basic $ 0.36 $ (0.19) $ 1.32 $ 0.20 Diluted $ 0.35 $ (0.19) $ 1.32 $ 0.20 (a) Represents other items, such as lower-of-cost-or-market inventory adjustments, release of indemnified uncertain tax positions and the impact of foreign exchange gains or losses related to our divestiture in Brazil.

16 Net Income to Adjusted EBITDA reconciliation A B C D E F G H Three Months Ended Fiscal Year Ended (in thousands) September 30, 2016 September 25, 2015 September 30, 2016 September 25, 2015 Net income (loss) $ 15,572 $ (27,051) $ 58,796 $ (4,955) Depreciation and amortization 14,953 16,092 55,017 59,465 Gain on extinguishment of debt — — (1,661) — Interest expense, net 11,181 11,185 41,798 44,809 Income tax expense (benefit) 3,892 (2,689) 27,985 (2,916) Restructuring & impairments 1,701 32,061 4,096 32,703 Net periodic pension benefit cost 110 144 441 578 Stock-based compensation 4,230 11,061 21,127 13,523 ABF product liability impact 212 (1,899) 850 (216) Consulting fees — 875 15,425 3,500 Legal settlements 82 — 1,382 — Transaction costs (a) 2,484 2,009 7,832 6,039 Other (b) 6,947 9,975 1,103 14,305 Impact of Fence and Sprinkler exit — 2,236 811 (2,885) Adjusted EBITDA $ 61,364 $ 53,999 $ 235,002 $ 163,950 (a) Represents costs associated with the Company's initial public offering and acquisition and divestiture - related activities. (b) Represents other items, such as lower-of-cost-or-market inventory adjustments, release of indemnified uncertain tax positions and the impact of foreign exchange gains or losses related to our divestiture in Brazil.

17 Net debt / Adjusted EBITDA reconciliation A B C D E F G H ($ in thousands) September 30, 2016 September 25, 2015 September 26, 2014 Short-term debt and current maturities of long-term debt $ 1,267 $ 2,864 $ 42,887 Long-term debt 629,046 649,344 649,980 Total Debt 630,313 652,208 692,867 Less cash and cash equivalents 200,279 80,598 33,360 Net Debt $ 430,034 $ 571,610 $ 659,507 Adjusted EBITDA $ 235,002 $ 163,950 $ 126,597 Total debt/Adjusted EBITDA 2.7 x 4.0 x 5.5 x Net debt/Adjusted EBITDA 1.8 x 3.5 x 5.2 x